SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2021

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As part of Bank of the James Financial Group, Inc.’s (the “Company”) strategic plan, effective October 13, 2021, Michael A. Syrek, 49, will assume the role of President of Bank of the James (the “Bank”), the Company’s wholly-owned bank subsidiary. Mr. Syrek has served as Executive Vice President and Chief Lending Officer of the Bank since 2012. Prior to joining the Bank, Mr. Syrek served as President of SunTrust Bank in Lynchburg, Virginia where he managed relationship managers in Virginia and West Virginia.

There are no family relationships between Mr. Syrek and any of the Company's directors or executive officers.

Mr. Syrek is and has been a customer of the Bank, and the Bank has had, and expects to have in the future, banking transactions with Mr. Syrek in the ordinary course of its business, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other individuals. These transactions do not involve more than the normal risk of collectability or present other unfavorable features. The Company has not otherwise entered into any transactions with Mr. Syrek that are reportable under Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Mr. Syrek and any other persons pursuant to which Mr. Syrek was promoted to President.

In connection with Mr. Syrek’s promotion to President, the Bank adjusted Mr. Syrek’s annual base salary to $285,000.

In connection with this appointment, Robert R. Chapman III stepped down as President of the Bank. Mr. Chapman will continue to serve as the Chief Executive Officer of the Bank as well as President of the Company. By separating the duties of the CEO and President of the Bank, the Bank anticipates that Mr. Chapman will be able to concentrate on executing the Bank’s strategic plan, which includes a focus on growth and increasing revenue and profitability.

Item 7.01	Regulation FD

A copy of the press release announcing the appointment of Michael A. Syrek as President of the Bank, issued by the Company on October 13, 2021, is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

Exhibit No.	Exhibit Description
99.1	Bank of the James Financial Group, Inc. Press Release dated October 13, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2021

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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